                                                                    EXHIBIT 32.2


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the financial statements and schedule of the Arkansas Best 401(k) Savings Plan (the Plan) on Form 11-K for the year ended December 31, 2002 (the Report), I, Robert A. Young, III, Chief Executive Officer, certify pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

         1. The Report fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78o(d)); and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of the Plan.



June 24, 2003
                                                 By: /s/ Robert A. Young, III
                                                     --------------------------
                                                     Robert A. Young, III
                                                     Chief Executive Officer




                                                                              14